UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)	March 2, 2011

Berkshire Income Realty, Inc
(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code		(617) 523-7722

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 2, 2011, the operating partnership of the Registrant, Berkshire Income Realty – OP, L.P. (“BIR-OP”), executed an agreement with an affiliate entity, Berkshire Multifamily Value Fund-II OP, L.P. (“BVF-II”), to participate in and take an ownership position in a real estate development project.  The Limited Liability Agreement of BIR/BVF-II NoMa JV, L.L.C. (the “Agreement”) was made and entered into as of the 2nd day of March, 2011, by and among BVF-II and BIR-OP as Members, of BIR/BVF-II NoMa JV, L.L.C. (the “Joint Venture”), a Delaware limited liability company.

The Agreement provides that the Joint Venture may engage in any lawful business or trade activity specifically including; the ownership of a membership interest in NoMa West Residential I LLC, a Delaware limited liability company, and of real and personal property, and interests in other entities which may own real and personal property.  BVF-II is the managing member and has a percentage ownership interest of approximately 67% and BIR-OP has a percentage ownership of approximately 33%.

Also on March 2, 2011, the operating partnership of the Registrant, BIR-OP, through the newly formed Joint Venture, executed an agreement to participate in the development and subsequent operation of a 603 unit multifamily apartment complex in Washington D.C. (the “Property”).  The Amended and Restated Limited Liability Company Agreement of the Property owner is between the Joint Venture and MCRT/MA 104 NoMa LLC (“MCRT/Manager”), an unrelated third party Delaware limited liability.

The Agreement provides that the Joint Venture will make capital contributions of 90% and MCRT/Manager will make capital contributions of 10%.  MCRT/Manager will manage the construction and development of, and subsequent to completion, the day-to-day operations of the Property.  The Agreement also provides for fees for MCRT/Manager, limits the authority of MCRT/Manager and provides for distributions based on percentage interest and thereafter in accordance with achievement or economic hurdles.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit #	Description

10.1
Limited Liability Agreement of BIR/BVF-II NoMA JV, L.L.C. made and entered into as of the 2nd day of March, 2011, by and among Berkshire Multifamily Value Fund-II OP, L.P. and Berkshire Income Realty-OP, L.P. hereto as Members, of BIR/BVF-II NoMa JV, L.L.C., a Delaware limited liability company.

10.2
Amended and Restated Limited Liability Company Agreement, dated as of March 2, 2011, is between MCRT/MA 104 NoMa LLC,  a Delaware limited liability company, and BIR/BVF-II NoMa JV, L.L.C., a Delaware limited liability company.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Berkshire Income Realty, Inc.

Date:  March 8, 2011                                                                                      By:  /s/ Christopher M. Nichols
            Name: Christopher M. Nichols
                                                                                                            Title: Principal Financial Officer